Exhibit 99.1

First Midwest Bancorp, Inc.

Presentation Materials

February 2018

First Midwest Bancorp, Inc.
Company Overview

Key Financial Metrics and Profile Information

Financials ($mm)		4Q17
Total Assets	$	14,077
Gross Loans	$	10,438
Total Deposits	$	11,053
Loans / Deposits		94%
Headquarters		Itasca, IL
Long-Term Issuer Credit Rating (Moody's / S&P)		Baa2 / BBB-
Management		
President & CEO		Mike Scudder
Senior EVP & COO		Mark Sander
EVP & CFO		Pat Barrett

Branch Footprint



A Premier, Growing Financial Institution

- $14.1bn in total assets
  - 4th largest independent Illinois-based bank
- $11.1bn in total deposits
  - 86% average core deposits[(1)]
  - 93% metro Chicago
  - 124 branch locations
- $10.4bn in total loans
  - Distributed across diverse business lines
  - 82% corporate
- $10.7bn in assets under management ("AUM")
  - Up 60% since 2013

Overview of 2017 Developments

- Premier Chicago-based franchise / long-tenured institution
  - Serves communities in metropolitan Chicago, northwest Indiana, central and western Illinois, and eastern Iowa
- Completed acquisition of Standard Bancshares, Inc. ("Standard") on January 6, 2017
  - Total consideration of $580.7mm ($47.1mm in cash, 21,057,085 shares of Company common stock)
  - $2.0bn in deposits and $1.8bn in loans
  - Significantly bolstered Chicago metro banking platform
- Completed acquisition of Premier Asset Management LLC ("Premier"), a registered investment advisor based in Chicago, Illinois, on February 28, 2017
  - $550mm of AUM

Source: Company filings and SNL Financial
Note: Financial information reflects data as of December 31, 2017.
(1) Includes demand, savings, money market, and NOW accounts.

Our Strategic Priorities
Unchanged, Influenced by Environment

Build the highest quality team

Diversify and grow revenue

Realize value of investments and manage risk

=

Top Tier Sustainable Performance

Working as One Team to Drive Top Performance

Investment Highlights

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance, Pursuing "Delivering Excellence"
5. Track Record of Integrating Accretive, Attractive Acquisitions

Financial Results

($ in millions, except per share data)

	Years Ended				
	2013	2014	2015	2016	2017
Net Interest Income ("NII")	$ 260	$ 277	$ 312	$ 350	$ 472
Loan Loss Provision	16	19	21	31	31
Noninterest Income[(1)]	107	118	134	158	165
Securities (Losses) Gains	34	8	2	1	(2)
Noninterest Expense	257	284	307	340	416
Income before Income Taxes	128	100	120	138	188
Income Tax Expense	49	31	38	46	90
Net Income	$ 79	$ 69	$ 82	$ 92	$ 98
Earnings Per Share ("EPS")	$ 1.06	$ 0.92	$ 1.05	$ 1.14	$ 0.96
EPS, Adjusted[(2)]	$ 0.92	$ 1.03	$ 1.13	$ 1.22	$ 1.35
ROATCE[(3)]	11.56%	9.32%	10.44%	10.77%	9.44%
ROATCE, Adjusted[(2)(3)]	10.08%	10.42%	11.19%	11.45%	13.06%
Efficiency Ratio[(2)]	64%	65%	64%	63%	60%

Highlights

- **2017 vs. 2016 Comparison**
  - Impacted by acquisitions and tax reform
  - Higher NII due to increase in rates, loan growth, and the Standard acquisition
  - Higher noninterest income due to acquisitions and organic growth, partially offset by the impact of the Durbin Amendment of the Dodd-Frank Act ("Durbin")
  - Higher noninterest expense reflects acquisitions, merit increases, and investment in talent
  - Higher income taxes due to the revaluation of deferred tax assets ("DTAs")
- **EPS, adjusted has grown nearly 50% over the past five years**
- **ROATCE, adjusted has grown to 13% from 10%, up 30%**
- **Efficiency Ratio[(2)] has improved to 60%**

Source: Company filings

(1) Excludes securities (losses) gains.

(2) These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

(3) Represents return on average tangible common equity ("ROATCE").

Low Cost Core Funding

($ in millions)

Average Deposits and Composition



13% CAGR in Average Deposits
$6,800
$7,208
$8,096
$8,846
$11,035
19%
19%
17%
17%
28%
17%
19%
17%
17%
30%
15%
19%
17%
18%
31%
14%
19%
18%
18%
31%
14%
17%
18%
19%
32%
86% Core(1)
2013
2014
2015
2016
2017
Demand
Savings
NOW
Money Market
Time

Average Core Deposits[1] to Average Deposits

81%	83%	85%	86%	86%

Average Cost of Deposits and Cost of Funds



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.47%
0.37%
0.32%
0.15%
2013
2014
2015
2016
2017
FMBI Avg Cost of Deposits
FMBI Avg Cost of Funds
Peers Avg Cost of Deposits(2)
Peers Avg Cost of Funds(2)

Our Relationship-Driven Strategy Provides a Strong Core Deposit Foundation

Source: Company filings and SNL Financial

[1] Includes demand, savings, money market, and NOW accounts.

[2] The Company's national peer group is comprised of: WTFC, HBHC, VLY, FNB, TCBI, TCB, IBKC, UMBF, FULT, WAL, MBFI, ONB, UBSI, BXS, STL, TRMK, GWB, CHFC.

Diversified Loan Portfolio

($ in millions)

Growing, Diversifying Our Loan Portfolio



16% CAGR in Gross Loans
$5,714
796
1,817
933
2,168
$6,737
950
2,206
960
2,621
$7,162
1,178
2,141
931
2,912
$8,254
1,410
2,647
980
3,217
$10,438
1,923
3,118
1,436
3,961
2013
2014
2015
2016
2017
C&I and Agriculture
Owner Occupied CRE
Investor CRE
Consumer

Credit Trends



0.55%
30
0.52%
32
0.29%
20
0.24%
19
0.21%
22
2013
2014
2015
2016
2017
Net Charge-Offs ("NCOs")
NCOs / Avg Loans

Diversified Portfolio and Disciplined Underwriting Drive Strong Credit

Source: Company filings and reports
Note: Loan portfolio data as of the end of period.

Consistent Operating Performance

Tax-equivalent Net Interest Margin ("NIM")[1]


4.00%
3.85%
3.70%
3.55%
3.40%
3.68%
3.69%
3.68%
3.60%
3.87%
2013
2014
2015
2016
2017

Accretion ($ in millions)	$13.8	$13.6	$16.3	$14.6	$33.9

Fee Income Ratio[1]


30.0%
28.0%
26.0%
24.0%
22.0%
28.1%
27.8%
28.3%
28.8%
24.4%
2013
2014
2015
2016
2017

Efficiency Ratio[1]


68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
64%
65%
64%
63%
60%
2013
2014
2015
2016
2017

EPS, Adjusted[2]


$1.50
$1.25
$1.00
$0.75
$0.92
$1.03
$1.13
$1.22
$1.35
2013
2014
2015
2016
2017

Source: Company filings and reports
[1] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.
[2] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

Recent Attractive Transactions

($ in billions)

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits
Bank Acquisitions				
Standard Bancshares	1947	Jan-2017	$2.5	$2.2
NI Bancshares	1867	Mar-2016	$0.6	$0.6
Peoples Bancorp	1999	Dec-2015	$0.1	$0.1
Great Lakes Financial	1896	Dec-2014	$0.6	$0.5
Branch Acquisitions				
Popular Community Bank	—	Aug-2014	$0.7	$0.7
Non-Bank Acquisitions				
Premier Asset Management	—	Feb-2017	N/A	N/A
National Machine Tool	—	Sep-2014	N/A	N/A

Driving Operating Leverage



3.60%
3.40%
3.20%
3.00%
2.80%
3.10%
3.27%
3.17%
3.10%
2.98%
2013
2014
2015
2016
2017
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth[1]



Total Asset CAGR: 12%
Organic Asset CAGR: 4%
Organic Growth
Acquisitions
$8.3
1.0
7.3
$9.4
2.3
7.1
$9.7
2.4
7.3
$11.4
3.1
8.3
$14.1
5.4
8.7
2013
2014
2015
2016
2017

Source: Company regulatory filings and SNL Financial

Note: Data as of the end of the period.

[1] Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.

Financial Review and Outlook

Full Year 2017 Financial Highlights

Earnings Per Share

- Generated EPS of $0.96, or EPS, adjusted(1) of $1.35, up 11% compared to $1.22 for 2016

Loan and Deposit Growth

- Expanded total loans 26%; increased average core deposits 23% from 2016, holding the average core deposit ratio at 86%

Net Interest Income and Tax-Equivalent Net Interest Margin, Adjusted[2]

- NII up 35%, while NIM, adjusted[2] was 3.59%, up 14 basis points from 2016; $19 million in additional accretion

Asset Quality

- NCOs to average loans of 0.21%, down 13% from 2016

Noninterest Income

- Fee-based revenues up 7% from 2016, 11% higher excluding the impact of Durbin effective on July 1, 2017

Noninterest Expense

- Efficiency ratio[1] improved to 60% compared to 63% in 2016; 23% increase in noninterest expense compared to 2016, impacted by acquisitions

Income Tax Expense

- Effective tax rate of 35%, excluding impact of federal income tax reform enacted during 4Q 2017 and the Illinois tax rate increase in Q3 2017, compared to 33% for 2016

Acquisitions

- Completed the acquisitions of Standard on January 6, 2017, adding $2.6 billion in assets and over $300 million in AUM and Premier on February 28, 2017, adding approximately $550 million in AUM

Capital

- Increased common equity Tier 1 to risk-weighted assets to 9.68%, up 29 basis points from a year ago

TRANSFORMATIONAL YEAR MARKED BY SIGNIFICANT GROWTH

Source: Company filings

[1] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

[2] NIM, adjusted excludes accretion associated with acquired loans. See the accompanying "Non-GAAP Financial Information" slides for detail.

Driving Greater Total Revenue and Efficiency

($ in millions)

Operating Revenue and Noninterest Expense Trend



$700
$600
$500
$400
$300
$200
$100
$0
11% CAGR in Operating Revenue
2013
2014
2015
2016
2017
NII
Fee-Based Revenues
Noninterest Expense, Adjusted(1)

YOY Growth

	2013	2014	2015	2016	2017
Revenues	0.9%	5.9%	13.1%	12.7%	26.8%
Expenses[(1)]	(4.0)%	5.1%	10.1%	9.1%	21.0%

Highlights

- **Earning Asset Growth Continues and NIM Expands Off of Higher Rates**
  - Loan growth provides leverage, earnings
  - Expanding fee-based businesses
  - 2017 NIM of 3.87% up 27bps from 2016; 3.59% excluding accretion on acquired loans, up 14bps from 2016
- **Balanced Business Investment**
  - Investment of human capital, distribution and brand
  - Prudent resource allocation
- **Leveraging Efficiency**
  - Efficiency ratio improved to 60% compared to 64% in 2013
  - Aided by integration of the Standard acquisition
  - Since 2013, operating revenues have grown 71%, outpacing the 62% growth of noninterest expense, adjusted[(1)]

Source: Company filings and reports

Note: NII and NIM are presented on a fully tax-equivalent basis (a non-GAAP financial measure) with an assumed federal tax rate of 35%. See the accompanying "Non-GAAP Financial Information" slides for detail.

[(1)] These expenses exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

Net Interest Income
($ in millions)

NII Trend



$260
$14
$277
$14
$312
$16
$350
$15
$472
$34
2013
2014
2015
2016
2017
NII
Accretion

	2013	2014	2015	2016	2017
Interest -earning assets	$7,411	$7,829	$8,767	$9,951	$12,417
NIM	3.68%	3.69%	3.68%	3.60%	3.87%
NIM, adjusted[(1)]	3.49%	3.51%	3.49%	3.45%	3.59%

Highlights

- **NIM of 3.87% increased compared to 2016**
  - Benefited from higher interest rates and impacted by accretion
  - Excluding acquired loan accretion, up 14bps to 3.59%
- **Average interest-earning assets rose $2.5bn from 2016**
  - Increase due to the Standard transaction, loan growth, and security purchases
- **Average funding sources rose $2.3bn from 2016**
  - Increase due to deposits acquired in the Standard transaction and additional FHLB advances

Source: Company filings
Note: NII and NIM are presented on a fully tax-equivalent basis (a non-GAAP financial measure) with an assumed federal tax rate of 35%. See the accompanying "Non-GAAP Financial Information" slides for detail.
[(1)] Excludes the impact of acquired loan accretion.

Noninterest Income[1]

($ in millions)

Noninterest Income Composition and Trend



10% CAGR in Noninterest Income(1)
$107
$118
$134
$158
$165
2013
2014
2015
2016
2017
Deposit Service Charges
Wealth Management
Card-based
Mortgage Banking
Other Fee-based Revenues(2)
Other Noninterest Income

Highlights

- **Noninterest income up 5% from 2016**
  - Impacted by Durbin, which became effective for the Company in the second half of 2017
  - Excluding Durbin, noninterest income[1] up 10% from 2016
  - Services to customers acquired in the Standard and Premier transactions drive growth along with organic growth in wealth and treasury management services
- **Expanded AUM to $10.7 billion and wealth management fees to $41 million, both up nearly 25% from 2016**

Source: Company filings and reports
[1] Excludes securities (losses) gains.
[2] Other fee-based revenues include merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Growing Wealth Management

($ in millions)

Wealth Management Fee Income Composition and Trend (1)



13% CAGR in Wealth Management Fees
$25
$28
$29
$34
$41
2013
2014
2015
2016
2017
Personal Trust
Investment Advisory
Employee Benefit
IRA and Other
Retail Brokerage

Highlights

- **Enhanced Wealth Management Revenues**
  - Up nearly 25% since 2016
  - Total AUM of $10.7 billion
  - 3rd largest in Illinois in trust revenues, 4th in assets[2]
- **Key Drivers of 2017 Wealth Management Fee Growth from 2016**
  - Investment Advisory fees up 93%
  - IRA and Other fees up 31%
  - Retail Brokerage fees up 12%
- **Acquired Premier in Q1 2017**
  - Adds $550mm in AUM
  - Provides more product breadth and depth for customers of both franchises
  - Enhances registered investment advisory capabilities

Source: Company filings and reports

(1) Per Company reports.

(2) Source A.M. Publishing, Q2 2017, "Trust Performance Report".

Noninterest Expense
($ in millions)

Noninterest Expense Composition and Trend


$257
$284
14
$307
10
$340
15
$416
24
2013
2014
2015
2016
2017
Salaries & Benefits
Occupancy & Equipment
Professional Services
Technology
Merchant Card
Other
Adjustments(1)

Highlights

- **Up 23% compared to 2016**
  - Excluding adjustments, up 21%
  - Increase driven by additional operating cost associated with Standard and Premier transactions
  - Merit increases, investment in additional talent to support growth, higher professional expense due to loan remediation and higher other real estate owned ("OREO") expense contribute to the increase

Source: Company filings
(1) See the accompanying "Non-GAAP Financial Information" slides for detail of certain adjustments.

Loan Portfolio Review and Credit Trends

($ in millions)

Loan Portfolio Composition as of December 31, 2017



Ag. 4%
Own. Occ. CRE 14%
Investor CRE 30%
C&I 34%
Consumer 18%

Total Loans $10.4bn
Loans / Deposits: 94%

Non-Performing Assets ("NPAs")



3.00%
2.00%
1.00%
0.00%
2.91%
1.64%
0.88%
1.12%
0.89%
2013
2014
2015
2016
2017
NPAs[1]/ Loans + OREO

ACL



2.00%
1.50%
1.00%
0.50%
1.52%
1.11%
1.05%
1.06%
0.93%
2013
2014
2015
2016
2017
ACL / Loans[2]

NCOs



0.75%
0.50%
0.25%
0.00%
0.55%
0.52%
0.29%
0.24%
0.21%
2013
2014
2015
2016
2017
NCOs / Avg Loans

Source: Company filings and reports

[1] NPAs are defined as nonaccrual loans + loans 90+ days past due + accruing TDRs + OREO. Purchased credit impaired loans with an accretable yield are considered current and are not included in loans 90+ days past due.

[2] Includes acquired loans that are recorded at fair value through an acquisition adjustment, which incorporated credit risk as of the acquisition date with no ACL being established at that time. As the acquisition adjustment is accreted into income over future periods, an ACL is established as necessary to reflect credit deterioration. Excluding acquired loans, the ACL to loans was 1.52% for 2013, 1.24% for 2014, 1.11% for 2015, 1.11% for 2016 and 1.07% for 2017.

Capital

	December 31,				
	2013	2014	2015	2016	2017
Company Regulatory Capital Ratios[1]:					
• Total capital to risk-weighted assets ("RWA")	12.4%	11.2%	11.1%	12.2%	12.1%
• Tier 1 capital to RWA	10.9%	10.2%	10.3%	9.9%	10.1%
• CET1 [2] capital to RWA	10.4%	9.5%	9.7%	9.4%	9.7%
Other Company Capital Ratios[3]:					
• Tangible common equity to tangible assets	9.1%	8.4%	8.6%	8.1%	8.3%
• Tangible common equity, excluding accumulated other income ("AOCI"), to tangible assets	9.4%	8.6%	8.9%	8.4%	8.6%
• Dividend payout ratio	15.1%	33.7%	34.2%	31.5%	40.6%
• Dividend payout ratio, adjusted	17.4%	30.1%	31.8%	29.6%	29.0%

Levels Influenced by Recent Acquisitions, Stronger Earnings, and $150mm Sub Debt Issuance in 2016

[1] Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior periods presented are reported using the regulatory guidance at that time.
[2] Represents Common Equity Tier 1 ("CET1").
[3] For details on these ratios, see the accompanying "Non-GAAP Financial Information" slides for detail.

2018 Outlook

Loans and Deposits
Mid-single digit loan growth on average for the full year expected; low-single digit average deposit growth for the full year expected.

Net Interest Income and Tax-Equivalent Net Interest Margin
Reported NII expected to be up mid- to high-single digits; continued NIM expansion, excluding accretion; reported NIM projected to be stable as the benefits of earning asset growth and higher rates are offset by declining accretion and the impact of tax reform on the tax equivalent adjustment; scheduled accretion expected to be $18 million for the year, down from $34 million in the prior year. Rate hikes and acquired loan accretion could create volatility on a quarter-to-quarter basis.

Noninterest Income
Low-single digit growth is expected in noninterest income, excluding securities, impacted by Durbin which became effective July 1, 2017. Excluding the impact of Durbin YOY noninterest income is projected to be up mid-single digit.

Noninterest Expense
Low-single digit increase is expected from the fourth quarter of 2017 annualized run rate, excluding the $4 million impact of tax reform.

Asset Quality
Near-term NCOs in the mid-20 bps range expected; mid-single digit bps growth in Allowance for Credit Losses ("ACL") / Loans, subject to economic conditions and activity in acquired loans.

Taxes
Effective tax rate expected to be approximately 25%.

Building Our Future

Operating as a Larger Company
Growth and Scale

We surpassed $10bn in total assets in Q1 2016, subject to expanded regulatory requirements in 2017

- Reduced interchange revenue by approximately $3mm per quarter (pre-tax), began 7/1/17
- Regulation by CFPB
- Expanded stress testing (DFAST)
- Additional regulatory expectations


2013
$8.3bn
2016
$11.4bn
2017
$14.1bn
Greater than
$15.0bn

Growth, scale allows:

- Better leveraging of control infrastructure
- Broader lending, revenue streams
- Succession, talent development
- Alignment with strategic priorities

Near-Term Focus Remains on Integration

"Delivering Excellence" Initiative

Enriching our customer experience,
enhancing and improving our delivery of service excellence

- Grounded in our mission, "meeting the financial needs of our clients"
- Meaningful opportunities to improve and accelerate service delivery as well as enhance productivity and efficiency
  - Responsive to client needs and expectations, leveraging technology investment
  - Natural companion to recent pace of growth and industry outlook
  - Creating a competitive advantage, platform for future growth

- Diagnostic review initiated late 2017
- Detailed assessment, "bankable" initiatives 1st half of 2018
- Targeted implementation over 2nd half of 2018; full benefits realized starting 2019

Well-Positioned for Growth, Future Opportunities

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for raising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, 42 banks between $350mm and $4bn in assets[1]
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

Adjacent Midwest Markets



WI
IA
IL
MI
IN
Milwaukee
Grand Rapids
Iowa City
Moline
Chicago
Champaign
Springfield
St Louis
Indianapolis
I74 / I55
90
88
80
55
57
72
70
65
74
94
69
64

Source: SNL Financial
[1] Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

Investment Highlights

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance, Pursuing "Delivering Excellence"
5. Track Record of Integrating Accretive, Attractive Acquisitions

Forward-Looking Statements

This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward” or “assume” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2018, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2016, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest’s filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Appendix

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, tax-equivalent NII, NIM, NIM, adjusted, and tangible common equity to tangible assets, tangible common equity, excluding AOCI, to tangible assets, and dividend payout ratio, adjusted.

The Company presents EPS, the efficiency ratio, return on average tangible common equity, and dividend payout ratio, all adjusted for certain significant transactions. These transaction include the revaluation of DTAs (2017), certain actions resulting in securities losses (2017), a special bonus to colleagues (2017), a charitable contribution to the First Midwest Charitable Foundation (2017), acquisition and integration related expenses associated with completed and pending acquisitions (all periods presented, excluding 2013), a lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation (2016), a net gain on a sale-leaseback transaction (2016), property valuation adjustments (2015), a gain on the sale of an equity investment (2013), losses on early extinguishment of debt (2013), gain on the termination of FHLB commitments (2013), adjusted amortization of the FDIC indemnification asset (2013), and a BOLI modification loss (2013). Management believes excluding these transactions from EPS, the efficiency ratio, return on average tangible common equity, and dividend payout ratio is useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that the tax-equivalent NIM, excluding the impact of acquired loan accretion, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. See the the following reconciliations for details on the calculation of these measures to the extent presented herein.

Non-GAAP Financial Information

($ in thousands)

	Years Ended 2013	2014	2015	2016	2017
Noninterest Expense, Adjusted					
Noninterest expense	$ 256,737	$ 283,826	$ 307,216	$ 339,500	$ 415,909
Special bonus	—	—	—	—	(1,915)
Charitable contribution	—	—	—	—	(1,600)
Acquisition and integration related expenses	—	(13,872)	(1,389)	(14,352)	(20,123)
Lease cancellation fee	—	—	—	(950)	—
Property valuation adjustments	—	—	(8,581)	—	—
Noninterest expense, adjusted	$ 256,737	$ 269,954	$ 297,246	$ 324,198	$ 392,271
Efficiency Ratio Calculation					
Noninterest expense, adjusted	$ 256,737	$ 269,954	$ 297,246	$ 324,198	$ 392,271
Net OREO expense	(8,547)	(7,075)	(5,281)	(3,024)	(4,683)
Total noninterest expense for efficiency ratio calculation	$ 248,190	$ 262,879	$ 291,965	$ 321,174	$ 387,588
Tax-equivalent net interest income [1]	$ 272,429	$ 288,589	$ 322,277	$ 358,334	$ 479,965
Fee-based revenues	106,282	111,081	127,259	145,101	155,166
Other income, excluding BOLI income	2,297	2,672	2,472	3,635	3,913
Net trading gains	3,189	—	—	—	—
Write down of BOLI	13,312	—	—	—	—
Tax-equivalent BOLI (loss) income	(10,865)	4,788	6,975	6,078	9,910
Total	$ 386,644	$ 407,130	$ 458,983	$ 513,148	$ 648,954
Efficiency ratio	64.19%	64.57%	63.61%	62.59%	59.73%

Source: Company filings

[1] Presented on a tax-equivalent basis, which reflects federal tax benefits.

Non-GAAP Financial Information

($ in thousands)

	Years Ended 2013	2014	2015	2016	2017
Earnings					
Net income	$ 79,306	$ 69,306	$ 82,064	$ 92,349	$ 98,387
Net income applicable to non-vested restricted shares	(1,107)	(836)	(882)	(1,043)	(916)
Net income applicable to common shares	$ 78,199	$ 68,470	$ 81,182	$ 91,306	$ 97,471
DTA revaluation	—	—	—	—	23,709
Losses from securities portfolio actions, net of tax	—	—	—	—	1,275
Charitable contribution, net of tax	—	—	—	—	944
Special bonus, net of tax	—	—	—	—	1,130
Acquisition and integration related expenses, net of tax	—	8,323	833	8,611	12,070
Net gain on sale-leaseback transaction, net of tax	—	—	—	(3,305)	—
Lease cancellation fee, net of tax	—	—	—	570	—
Property valuation adjustments, net of tax	—	—	5,149	—	—
Gain on sale of an equity investment, net of tax	(20,425)	—	—	—	—
Losses on early extinguishment of debt, net of tax	620	—	—	—	—
Gain on termination of FHLB commitments, net of tax	(4,697)	—	—	—	—
Adjusted amortization of FDIC indemnification asset, net of tax	900	—	—	—	—
BOLI modification loss	13,312	—	—	—	—
Total adjustments to net income	(10,290)	8,323	5,982	5,876	39,128
Earnings, adjusted	$ 67,909	$ 76,793	$ 87,164	$ 97,182	$ 136,599
EPS					
Net income applicable to common shares	$ 78,199	$ 68,470	$ 81,182	$ 91,306	$ 97,471
Earnings, adjusted	$ 67,909	$ 76,793	$ 87,164	$ 97,182	$ 136,599
Weighted-average common shares outstanding (basic)	73,984	74,484	77,059	79,797	101,423
Dilutive effect of common stock equivalents	10	12	13	13	20
Weighted-average diluted common shares outstanding	73,994	74,496	77,072	79,810	101,443
Basic EPS	$ 1.06	$ 0.92	$ 1.05	$ 1.14	$ 0.96
Diluted EPS	$ 1.06	$ 0.92	$ 1.05	$ 1.14	$ 0.96
EPS, adjusted	$ 0.92	$ 1.03	$ 1.13	$ 1.22	$ 1.35

Source: Company filings

Non-GAAP Financial Information

($ in thousands)

	Years Ended 2013	2014	2015	2016	2017
Return on Average Tangible Common Equity					
Average stockholders' equity	$ 972,283	$ 1,043,566	$ 1,132,058	$ 1,236,606	$ 1,832,880
Less: average intangible assets	(279,021)	(290,303)	(332,269)	(363,112)	(751,292)
Average tangible common equity	$ 693,262	$ 753,263	$ 799,789	$ 873,494	$ 1,081,588
Earnings, adjusted	$ 67,909	$ 76,793	$ 87,164	$ 97,182	$ 136,599
Intangibles amortization, net of tax	1,967	1,733	2,352	2,809	4,682
Earnings, excluding intangible amortization, adjusted	$ 69,876	$ 78,526	$ 89,516	$ 99,991	$ 141,281
ROATCE	11.56%	9.32%	10.44%	10.77%	9.44%
ROATCE, adjusted	10.08%	10.42%	11.19%	11.45%	13.06%
Tax-Equivalent Net Interest Income / Margin					
Net interest income	$ 260,132	$ 276,852	$ 311,598	$ 349,691	$ 472,004
Tax-equivalent adjustment	12,297	11,737	10,679	8,643	7,961
Tax-equivalent net interest income[1]	$ 272,429	$ 288,589	$ 322,277	$ 358,334	$ 479,965
Less: acquired loan accretion	(13,804)	(13,623)	(16,298)	(14,568)	(33,923)
Tax-equivalent net interest income, adjusted[1]	$ 258,625	$ 274,966	$ 305,979	$ 343,766	$ 446,042
Average interest-earning assets	$ 7,410,606	$ 7,828,700	$ 8,766,864	$ 9,951,092	$ 12,417,191
Tax-equivalent net interest margin[1]	3.68%	3.69%	3.68%	3.60%	3.87%
Tax-equivalent net interest margin, adjusted[1]	3.49%	3.51%	3.49%	3.45%	3.59%
Operating Revenue and Fee Income Ratio					
Fee-based revenues	$ 106,282	$ 111,081	$ 127,259	$ 145,101	$ 155,166
Net interest income	260,132	276,852	311,598	349,691	472,004
Operating revenue	366,414	387,933	438,857	494,792	627,170
Tax-equivalent adjustments	12,297	11,737	10,679	8,643	7,961
Total revenue for fee income ratio	$ 378,711	$ 399,670	$ 449,536	$ 503,435	$ 635,131
Fee income ratio	28.1%	27.8%	28.3%	28.8%	24.4%

Source: Company filings

[1] Presented on a tax-equivalent basis, which reflects federal tax benefits.

Non-GAAP Financial Information

($ in thousands)

	Years Ended 2013	2014	2015	2016	2017
Tangible Common Equity					
Stockholders' equity	$ 1,001,442	$ 1,100,775	$ 1,146,268	$ 1,257,080	$ 1,864,874
Less: goodwill and other intangible assets	(276,366)	(334,199)	(339,277)	(366,876)	(754,757)
Tangible common equity	725,076	766,576	806,991	890,204	1,110,117
Less: AOCI	$ 26,792	$ 15,855	$ 28,389	$ 40,910	$ 33,036
Tangible common equity, excluding AOCI	$ 751,868	$ 782,431	$ 835,380	$ 931,114	$ 1,143,153
Total assets	$ 8,253,407	$ 9,445,139	$ 9,732,676	$ 11,422,555	$ 14,077,052
Less: goodwill and other intangible assets	(276,366)	(334,199)	(339,277)	(366,876)	(754,757)
Tangible assets	$ 7,977,041	$ 9,110,940	$ 9,393,399	$ 11,055,679	$ 13,322,295
Tangible common equity to tangible assets	9.09%	8.41%	8.59%	8.05%	8.33%
Tangible common equity, excluding AOCI to tangible assets	9.43%	8.59%	8.89%	8.42%	8.58%
Dividend Payout Ratio					
Dividends declared per share	$ 0.16	$ 0.31	$ 0.36	$ 0.36	$ 0.39
EPS	1.06	0.92	1.05	1.14	0.96
EPS, adjusted	0.92	1.03	1.13	1.22	1.35
Dividend payout ratio	15.14%	33.72%	34.17%	31.46%	40.58%
Dividend payout ratio, adjusted	17.43%	30.07%	31.83%	29.56%	28.96%

Source: Company filings

Certain Terms Used in This Presentation

Earnings, Adjusted - Equals net income excluding the impact of the revaluation of DTAs (2017), certain actions resulting in securities losses (2017), a special bonus to colleagues (2017), a charitable contribution to the First Midwest Charitable Foundation (2017), acquisition and integration related expenses associated with completed and pending acquisitions (all periods presented, excluding 2013), a lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation (2016), a net gain on a sale-leaseback transaction (2016), property valuation adjustments (2015), a gain on the sale of an investment in Textura (2013), losses on early extinguishment of debt (2013), gain on the termination of FHLB commitments (2013), adjusted amortization of the FDIC indemnification asset (2013), and a BOLI modification loss (2013).

Core Deposits – Includes demand, savings, money market, and NOW accounts.

Fee-based Revenues – Equals noninterest income earned from fee-based businesses including, but not limited to, wealth management fees, deposit service charges, card-based fees, mortgage banking income, merchant servicing fees, and other service charges, commissions, and fees.

Noninterest Expense, Adjusted – Equals noninterest expense, excluding the impact of items detailed in earnings, adjusted above.

Return on Average Tangible Common Equity ("TCE"), adjusted – Equals earnings, adjusted, excluding intangibles amortization expense, net of tax, divided by TCE. TCE represents average stockholders' equity less average goodwill and other intangible assets.

Earnings Per Share, Adjusted – Equals earnings applicable to common shares, adjusted divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, and tax-equivalent adjusted BOLI income. The ratio excludes the impact of items detailed in earnings, adjusted above.

Net Interest Margin, Adjusted - Equals net interest income, excluding the impact of acquired loan accretion, as a percent of average total interest-earning assets.

Dividend Payout Ratio, Adjusted – Equals dividends declared per share divided by earnings per share, adjusted.

First Midwest Bancorp, Inc.
Contact Information

Patrick S. Barrett
EVP, Chief Financial Officer
(630) 875-7273
pat.barrett@firstmidwest.com

James M. Roolf
SVP, Corporate Relations Officer
(630) 875-7533
jim.roolf@firstmidwest.com